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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
 March 10, 2003

LA QUINTA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant's telephone number, including area code)

LA QUINTA PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant's telephone number, including area code)

ITEM 5. Other Events.

        On March 10, 2003, La Quinta Corporation and La Quinta Properties, Inc. announced an amendment to its credit agreement. The form of second amendment to credit agreement and the press release announcing this amendment attached hereto as exhibits 99.1 and 99.2 respectively are incorporated herein by reference.

        (c)    Exhibits.

Exhibit No.	Description
99.1	Form of Second Amendment to Credit Agreement
99.2	Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2003	LA QUINTA CORPORATION
	By:	/s/ SANDRA K. MICHEL Name: Sandra K. Michel Title: Senior Vice President, General Counsel and Secretary
LA QUINTA PROPERTIES, INC.
	By:	/s/ SANDRA K. MICHEL Name: Sandra K. Michel Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Second Amendment to Credit Agreement
99.2	Press Release

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SIGNATURES
EXHIBIT INDEX